                                              Filed Pursuant to Rule 497(e)
                                              Registration File No.: 33-15807

                        SUPPLEMENT DATED OCTOBER 4, 2004
                                       TO
                         SELECTED AMERICAN SHARES, INC.
                          SELECTED SPECIAL SHARES, INC.
                       SELECTED CAPITAL PRESERVATION TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2004

The following disclosure is added to the section entitled "Distribution of Fund
Shares" of the Statement of Additional Information:

OTHER COMPENSATION PAID TO DEALERS AND OTHER FINANCIAL INTERMEDIARIES

The Distributor for the Selected Funds, Davis Distributors, LLC (the
"Distributor"), makes substantial payments to qualifying dealers and other financial intermediaries who sell Selected Funds' shares. Qualifying dealers may receive: (i) distribution and service fees from the Funds' 12b-1 distribution plans; (ii) shareholder servicing fees from the Funds for servicing investors who hold Selected Funds shares through dealer-controlled omnibus accounts; and
(iii) other compensation, described below, paid by the Distributor from its own resources, which may include management fees paid to the Advisor by the Selected
Funds and other clients.

Other compensation paid by the Distributor from its own resources may include
(i) marketing support payments including business planning assistance, educating personnel about the Selected Funds, and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer; and (ii)
financial assistance paid to dealers that enable the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. A number of factors are considered in determining payments, including the dealer's sales and assets, and the quality of the dealer's relationship with the Distributor.

The Distributor routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Selected Funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Selected Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Distributor.

The Distributor may offer other compensation to the extent not prohibited by state or federal laws, the Securities and Exchange Commission, or any self-regulatory agency, such as the NASD. The Statement of Additional
Information provides more information concerning these payments. Investors should consult their financial intermediary regarding the details of the payments they may receive in connection with the sale of Selected Fund shares.

The Adviser and the Distributor, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Funds) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Adviser may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the
Distributor and the Adviser may increase or decrease the amount of payments they make from their own resources to plan recipients.